Accounts Receivable	12 Months Ended
Feb. 24, 2012
Accounts Receivable [Abstract]
Accounts Receivable
3.	Accounts Receivable

The components of accounts receivable are as follows:

	February 24, 2012	February 25, 2011
U.S. Government	$4,305	$1,936
U.S. Commercial	2,994	1,295
International	3,797	1,895
	11,095	5,126
Less: allowance for doubtful accounts	(400)	(399)
	$10,695	$4,727

The increase in U.S. Government receivables is due primarily to two months of progress billings that were outstanding as of February 24, 2012, which have since been collected.  The increase in U.S. Commercial receivables is due primarily to progress payments for sterilizers, which saw an increase in bookings during fiscal 2012.  The increase in International receivables is due primarily to the final billing for a large multi-year contract for multiple Aerospace products, most of which has since been collected.